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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

GULF ISLAND FABRICATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (04-05)

GULF ISLAND FABRICATION, INC.

567 THOMPSON ROAD

HOUMA, LOUISIANA 70363

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 28, 2011

TO THE SHAREHOLDERS OF GULF ISLAND FABRICATION, INC.:

The annual meeting of shareholders of Gulf Island Fabrication, Inc. (the “Company”) will be held at 10:00 a.m., local time, on Thursday, April 28, 2011, at the Company’s headquarters located at 567 Thompson Road, Houma, Louisiana, for the following purposes, more fully described in the accompanying proxy statement:

1.	To elect three Class II director nominees;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers;

4.	To ratify the appointment of the Company’s independent registered public accounting firm;

5.	To approve the Company’s 2011 Stock Incentive Plan; and

6.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on March 7, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and all adjournments thereof.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed stamped envelope. Furnishing the enclosed proxy will not prevent you from voting in person at the annual meeting should you wish to do so. To obtain directions to attend the annual meeting and vote in person, please contact Deborah Kern-Knoblock at (985) 872-2100.

By Order of the Board of Directors

DEBORAH KERN-KNOBLOCK
Secretary

Houma, Louisiana

March 15, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF THE PROXY MATERIALS FOR THE SHAREHOLDER

MEETING TO BE HELD ON APRIL 28, 2011.

This proxy statement and the 2010 annual report are available at www.gulfisland.com/eproxy

GULF ISLAND FABRICATION, INC.

567 THOMPSON ROAD

HOUMA, LOUISIANA 70363

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 28, 2011

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: Why am I receiving this proxy statement?

A: Gulf Island Fabrication, Inc.’s Board of Directors is soliciting your proxy to vote at the 2011 annual meeting of shareholders and at any adjournment thereof because you owned shares of our common stock at the close of business on March 7, 2011, the record date for determining shareholders entitled to vote at the annual meeting. The proxy statement, along with a proxy card or a voting instruction card, is being mailed to shareholders on or about March 15, 2011. We have also made these materials available to you on the internet. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares.

Q: When and where will the annual meeting be held?

A: The annual meeting will be held at 10:00 a.m., local time, on Thursday, April 28, 2011, at our headquarters located at 567 Thompson Road, Houma, Louisiana 70363.

Q: Who is soliciting my proxy?

A: Our Board of Directors is soliciting your vote on all matters scheduled to come before the 2011 annual meeting of shareholders, whether or not you attend in person. By completing and returning the proxy card or voting instruction card, you are authorizing the proxy holder to vote your shares at our annual meeting as you have instructed.

Q: On what matters will I be voting? How does the Board of Directors recommend that I cast my vote?

A: At the annual meeting, our shareholders will be asked to elect three Class II directors, approve, on an advisory basis, the compensation of our named executive officers, approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers, ratify the appointment of our independent registered public accounting firm, approve our 2011 Stock Incentive Plan and consider any other matter that properly comes before the annual meeting.

Our Board of Directors unanimously recommends that you vote:

•	FOR the election of the nominees;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers;

•	In favor of holding an advisory vote on the compensation of our named executive officers EVERY THREE YEARS;

•	FOR the ratification of the appointment of our independent registered public accounting firm; and

•	FOR the 2011 Stock Incentive Plan.

Q: How many votes may I cast?

A: You may cast one vote for every share of our common stock that you owned on March 7, 2011, the record date.

Q: How many shares are eligible to be voted?

A: As of the record date, we had 14,346,941 shares of our common stock outstanding, each of which is entitled to one vote.

Q: How many shares must be present to hold the annual meeting?

A: Under Delaware law and our By-laws, the presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the annual meeting. As of the record date, 7,173,471 shares constitute a majority of our outstanding stock entitled to vote at the annual meeting. The inspector of elections will determine whether a quorum is present. If you are a beneficial owner (as defined below) of shares of our common stock and you do not instruct your broker, bank or nominee how to vote your shares on any of the proposals, your shares will be counted as present at the annual meeting. In addition, votes of shareholders of record who are present at the annual meeting in person or by proxy will be counted as present at the annual meeting for purposes of determining whether a quorum exists, whether or not such holder abstains from voting on any of the proposals.

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A: If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the “shareholder of record.” The proxy materials have been mailed to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by the organization that holds your shares, which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by signing and returning the voting instruction card included in the mailing or by following their instructions for voting by telephone or Internet if offered by the broker, bank or nominee.

Q: What happens if I don’t vote for a proposal? What is discretionary voting? What is a broker non-vote?

A: If you properly execute and return a proxy or voting instruction card, your shares will be voted as you specify.

Shareholder of Record

If you are a shareholder of record and you complete and return your proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

Beneficial Owners of the Shares Held in Street Name

If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares has discretion to vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, such organization will inform the inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q: Which proposals are considered “routine” and which are considered “non-routine”?

A: Under the applicable rules, the proposal relating to the ratification of our independent registered public accounting firm is the only routine matter being considered at the annual meeting. The proposals relating to the election of directors, the approval, on an advisory basis, of the compensation of our named executive officers, the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers and the approval of the 2011 Stock Incentive Plan are non-routine matters under the applicable rules. A broker, bank or other nominee cannot vote without instruction on non-routine matters, and therefore there may be broker non-votes on these proposals. Shares subject to broker non-votes will not be counted as votes for or against and will not be included in calculating the number of votes necessary for approval of such matters to be presented at the annual meeting; however, such shares will be considered present at the annual meeting for purposes of determining the existence of a quorum.

Q: What vote is required to approve each item?

A: The election of directors will be decided by plurality vote, that is, the three nominees receiving the highest number of affirmative votes will be elected. Although the vote is non-binding, our Board will consider the frequency of an advisory vote on the compensation of our named executive officers receiving a plurality of the votes, or as stated above, the frequency receiving the highest number of affirmative votes. The ratification of the appointment of our independent registered public accounting firm, the approval, on an advisory basis, of the compensation of our named executive officers and the approval of the 2011 Stock Incentive Plan will be decided by a majority of votes actually cast. Similar to the frequency vote, the vote on the compensation of our named executive officers is non-binding; however, our Board will consider the outcome of the advisory vote when establishing our compensation philosophy and in making future compensation decisions. All other matters properly brought before the annual meeting for a vote of shareholders will be decided by a majority of the votes actually cast.

Abstentions and broker non-votes will have no effect on the voting calculations for any of the proposals.

Q: How do I vote?

A: You may vote using any of the following methods:

•	Proxy card or voting instruction card: Be sure to complete, sign and date your proxy card and return it in the prepaid envelope provided.

•

By telephone or Internet: The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

•

In person at the annual meeting: All shareholders may vote in person at the annual meeting. You may also be represented by another person at the annual meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the annual meeting.

Q: Can I revoke or change my vote after I deliver my proxy?

A: Yes. Your proxy may be revoked or changed at any time before it is exercised by filing with our Secretary an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Q: Who pays for soliciting proxies?

A: We pay all expenses incurred in connection with the solicitation of proxies for the annual meeting. We will also request banks, brokers, and other intermediaries holding shares of our common stock beneficially owned by others to send these documents to, and obtain proxies from, the beneficial owners and will reimburse such holders for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, email and other electronic means, advertisements and personal solicitation by our directors, officers and employees. No additional compensation will be paid to directors, officers or employees for such solicitation efforts.

Q: Could other matters be decided at the annual meeting?

A: Our Board does not expect to bring any other matter before the annual meeting, and it is not aware of any other matter that may be considered at the annual meeting. Management has not received any notice that a shareholder desires to present any matter for action by shareholders at the annual meeting and is unaware of any matter for action by shareholders at the annual meeting other than the matters described in the accompanying notice. The enclosed proxy will, however, confer discretionary authority with respect to any other matter that may properly come before the annual meeting or any adjournment thereof. It is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on any such matter.

Q: What happens if the annual meeting is postponed or adjourned?

A: Unless a new record date is fixed, your proxy will be valid and may be voted at the meeting, whether postponed or adjourned. You will still be able to change or revoke your proxy until it is voted.

Shareholder Proposals and Nominations for 2012 annual meeting

Any shareholder who wishes to bring a matter, other than shareholder nominations of directors, before the 2012 annual meeting must notify our Secretary, in writing at the address shown on the first page of this proxy statement, no later than January 30, 2012. However, if the date of the 2012 annual meeting is changed by more than 30 calendar days from the date of the anniversary of the 2011 annual meeting, the notice must be received by our Secretary at least 45 days prior to the date we intend to distribute our proxy materials with respect to the 2012 annual meeting.

If a shareholder does not provide such notice timely, the chairman of the 2012 annual meeting may exclude the matter and, if the chairman so elects, the matter will not be acted upon at the meeting. If the chairman does not exclude the matter, proxies solicited on behalf of our Board of Directors for the 2012 annual meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the Securities and Exchange Commission (SEC).

Shareholders intending to nominate a director at the 2012 annual meeting of shareholders may do so if they comply with our Amended and Restated Articles of Incorporation by furnishing timely written notice containing specified information concerning, among other things, information about the nominee and the shareholder making the nomination. See “Corporate Governance—Consideration of Director Nominees” for more information.

Any shareholder who desires to present a proposal for inclusion in our proxy materials for the 2012 annual meeting must forward the proposal in writing to our Secretary at the address shown on the first page of this proxy statement in time to arrive no later than November 16, 2011, and the proposal must comply with applicable federal proxy rules.

CORPORATE GOVERNANCE

Ethics and Business Conduct Policies

We have adopted a Code of Ethics for our Chief Executive Officer and senior financial officers and a Code of Business Conduct and Ethics, which applies to all employees and directors, including our Chief Executive Officer and senior financial officers. These codes are posted on our website at www.gulfisland.com. Any substantive amendments to the Code of Ethics or any waivers granted under the Code of Ethics will be disclosed as required by applicable SEC rules and the listing standards of the Nasdaq Stock Market, L.L.C. (Nasdaq).

Board Structure and Committee Composition

Our Board of Directors met five times during 2010. Our Board has established two standing committees: an Audit Committee and a Compensation Committee. Each committee operates under a written charter adopted by our Board, which are available on our website at www.gulfisland.com. The composition of Board committees is reviewed each year at the initial meeting of our Board after the annual meeting of shareholders. During 2010, each of our incumbent directors attended at least 75% of the aggregate of the total number of meetings of our Board and the total number of meetings held by all committees of our Board on which he served during the periods of his Board membership and committee service.

Audit Committee

During 2010, the Audit Committee consisted of the following four directors: Gregory J. Cotter (Chairman), Ken C. Tamblyn, John P. Laborde and Michael A. Flick. Each of these directors is “independent” as such term is defined in Nasdaq’s listing standards, and also satisfies the additional requirements applicable to an audit committee member under the Nasdaq listing standards. Our Board has determined that Mr. Ken C. Tamblyn is an “audit committee financial expert” as such term is defined in the applicable rules of the SEC.

The Audit Committee met six times during 2010. The Audit Committee’s primary function is to assist our Board in fulfilling its oversight responsibilities by monitoring (i) the continuing development and performance of our system of financial reporting, auditing, disclosure controls and procedures and internal control over financial reporting, (ii) the operation and integrity of our financial reporting system, (iii) the performance and qualifications of our independent registered public accounting firm (external) and internal auditors, (iv) the independence of the our independent registered public accounting firm, and (v) risk assessment.

Compensation Committee

The Compensation Committee consists of the following four directors: Gregory J. Cotter, Alden J. (Doc) Laborde (Chairman), John P. Laborde, and Christopher M. Harding. Each of these directors is “independent” as such term is defined in Nasdaq’s listing standards. The Compensation Committee met one time during 2010. The Compensation Committee (i) reviews, approves and recommends to our Board goals and objectives relating to the compensation of our officers and the compensation of the President of each of our subsidiaries (including the specific relationship of corporate performance to such officers’ compensation), (ii) evaluates at least annually the performance of our officers and the performance of the President of each of our subsidiaries in light of these goals and objectives, (iii) recommends to our Board the compensation of our officers and the compensation of the President of each of our subsidiaries based on such evaluations, (iv) grants awards under our incentive compensation plans and programs, (v) otherwise administers our incentive compensation plans and programs, and (vi) performs such other functions as may be prescribed by our Board.

The committee seeks the input of our Chief Executive Officer in connection with performance evaluations and compensation decisions for our other executive officers; however, our Chief Executive Officer is not present when the committee meets to evaluate his performance nor when our Board determines his compensation. The terms of our stock incentive plans permit the committee to delegate to appropriate personnel its authority to make awards to employees other than those subject to Section 16 of the Exchange Act. The committee has not delegated this authority to any individual.

Board Independence

Our Board has determined that seven of our current eight directors are “independent” as such term is defined in Nasdaq’s listing standards. In making this determination, our Board evaluated responses to a questionnaire completed by each director regarding relationships and possible conflicts of interest between each director, us and management. In its review of director independence, our Board considered all commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships any director may have with us or management. Mr. Kerry J. Chauvin, the Chairman of our Board and Chief Executive Officer, is not independent as defined by Nasdaq.

Board Leadership Structure

Our Board of Directors believes that Mr. Chauvin’s service as both Chairman of our Board and Chief Executive Officer is in the best interest of the Company and our shareholders. Mr. Chauvin possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our businesses and is thus best positioned to develop agendas that ensure that our Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our shareholders, employees, customers and suppliers, particularly during times of turbulent economic and industry conditions.

Each of the directors other than Mr. Chauvin is independent and our Board believes that the independent directors provide effective oversight of management. Moreover, in addition to feedback provided during the course of Board meetings, the independent directors meet in executive session at each regular board meeting or more frequently, as needed. The chairperson, or presiding director, for each of these executive sessions is chosen by the independent directors, by majority vote, immediately prior to the meeting. We believe that this approach effectively encourages full engagement of all directors in executive sessions, while avoiding unnecessary hierarchy and complements the combined CEO/Chairman structure. Following an executive session of independent directors, the presiding director acts as a liaison between the independent directors and the Chairman regarding any specific feedback or issues, provides the Chairman with input regarding agenda items for Board and Committee meetings, and coordinates with the Chairman regarding information to be provided to the independent directors in performing their duties. In addition, our two standing committees are composed entirely of independent directors, and have the power and authority to engage legal, financial and other advisors as they may deem necessary, without consulting or obtaining the approval of the full Board or management.

Board’s Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, environmental and regulatory risks, as well as risks associated with the impact of competition and weather conditions. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

While the full Board is ultimately responsible for our risk oversight, the Audit Committee assists our Board in fulfilling its oversight responsibilities by working with senior management to evaluate and assess the critical risks facing us, which evaluation is designed to provide visibility to our Board about the identification, assessment and management of critical risks and any risk mitigation strategies implemented or planned by management. The areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity, and tax), legal, regulatory, compliance, health, safety and environment, political, compensatory and reputational risks. In addition, the Audit Committee has adopted a policy whereby it conducts a formal annual evaluation and assessment at an Audit Committee meeting specifically scheduled for such purpose. Management further assists our Board by regularly reporting its risk assessment to the Audit Committee, and updating the Audit Committee if material changes occur. Senior management attends the quarterly Board meetings and is available to address any questions or concerns raised by our Board on risk management-related and any other matters.

Consideration of Director Nominees

Our Board of Directors has elected not to have a separate nominating committee. Our Board made this determination after considering its nomination process and concluding that as many directors as possible should participate in that process. As stated above, our Board has determined that all of its current directors are independent under Nasdaq’s listing standards other than Mr. Chauvin, who is not considered independent because he is an officer of the Company. Accordingly, our Board has decided that nominations of directors and related matters will be considered and voted upon by all of the independent directors while meeting in executive session. In this manner, should the proposed slate of directors be elected, all but one of the directors will be involved in the nominations process.

In evaluating the suitability of nominees for membership on our Board, the independent directors consider many factors, including personal and professional integrity, general understanding of and particular operational experience in the construction and oil and gas industries, finance and other elements relevant to the success of a publicly-traded company in today’s business environment, educational and professional background, independence and an ability and willingness to work cooperatively with other members of our Board and with our senior management. The independent directors evaluate each individual in the context of our Board as a whole, with the objective of nominating persons for election to our Board who can best perpetuate the success of our business, be an effective director in conjunction with the full Board, and represent shareholder interests through the exercise of sound judgment.

The independent directors will regularly assess the appropriate size of our Board, and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that any vacancies are anticipated, or otherwise arise, the independent directors will consider various potential candidates for director who may come to the attention of our Board through current board members, professional search firms, shareholders or other persons. Each candidate brought to the attention of our Board is considered on the basis of the criteria set forth above.

As set forth in our Corporate Governance Guidelines, our Board is open to suggestions from our shareholders on candidates for election to our Board. Any shareholder may suggest a nominee by sending the following information to our Board: (i) the proposing shareholder’s name, address and telephone number, (ii) the number of shares of our common stock beneficially owned by the proposing shareholder and the suggested nominee, (iii) the suggested nominee’s name, age, business and residential addresses and telephone number, (iv) a statement whether the suggested nominee knows that his or her name is being suggested by the proposing shareholder, and whether he or she has consented to being suggested and is willing to serve, (v) the suggested nominee’s résumé or other description of his or her background and experience, and (vi) the proposing shareholder’s reasons for suggesting that the individual be considered. The information should be sent to our Board addressed as follows: Secretary of Gulf Island Fabrication, Inc., 567 Thompson Road, Houma, Louisiana 70363, and our Secretary will forward the information to the independent directors. In addition, pursuant to an agreement with Aransas Partners (Aransas) entered into as part of our acquisition from Aransas on January 31, 2006, Aransas may recommend a candidate for nomination to our Board of Directors provided it and its affiliates continue to hold at least 5% of our common stock, and subject to our Board’s ultimate determination of the candidate’s suitability for nomination.

Our Amended and Restated Articles of Incorporation also permit shareholders to directly nominate directors for consideration at an annual shareholder meeting. In general, to be timely, a shareholder’s notice must be in writing, must include certain specified information about the nominee and the shareholder making the nomination, and must be received by our Secretary at our principal executive offices no less than 45 days or more than 90 days prior to the shareholder meeting.

Communications with our Board; Meeting Attendance

Any shareholder may communicate with our Board (or with any individual director) by sending a letter by mail addressed to the Chairman of our Board of Gulf Island Fabrication, Inc., 567 Thompson Road, Houma, Louisiana 70363. The Chairman of our Board will forward the shareholder’s communication directly to the appropriate director or directors.

Our Board has adopted a policy that recommends that all directors personally attend each annual and special meeting of our shareholders. At the last annual meeting of shareholders held on April 22, 2010, all of the directors were in attendance except for Mr. Wishart. Mr. Wishart lives in London, England and participated by teleconference.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by the regulations of the SEC to furnish us with copies of all Section 16(a) reports they file. Based solely on its review of copies of such reports and written representations from certain persons that no other reports were required for those persons, we believe that all of our officers, directors and greater than 10% shareholders complied with the filing requirements applicable to such persons for the fiscal year ended December 31, 2010.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, none of Messrs. Alden J. Laborde (Chairman), Gregory J. Cotter, John P. Laborde, or Christopher M. Harding, who comprised the Compensation Committee, were officers or employees of the Company or any of its subsidiaries. Alden J. Laborde was our Chief Executive Officer from 1986 to 1990. No other member of the Compensation Committee is a former officer of the Company.

In connection with the initial public offering of our common stock, we entered into a registration rights agreement with Alden J. Laborde. If we propose to register any of our common stock under the Securities Act in connection with a public offering, Mr. Laborde may require us to include all or a portion of the shares of our common stock held by him. We have agreed under the registration rights agreement to pay all the expenses of registration, other than underwriting discounts and commissions.

DIRECTOR COMPENSATION

In 2010, each non-employee director, except Messrs. Cotter and Tamblyn, received an annual fee of $20,000 for his services as a director. Mr. Cotter, as Chairman of the Audit Committee, and Mr. Tamblyn, as the Audit Committee Financial Expert, each received an annual fee of $22,000. In addition, each non-employee director received an attendance fee of $1,750 for each Board or committee meeting attended in person and $1,000 for each meeting attended via telephone conference call. All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

The table below summarizes the compensation paid to each person serving as a director during 2010, with the exception of Mr. Chauvin. Mr. Chauvin did not receive any compensation as a director and his compensation as an executive of the Company is fully reflected in the 2010 Summary Compensation Table on page 20. Pursuant to an agreement between Mr. Wishart and his employer, GL Noble Denton, all compensation earned by Mr. Wishart as a director of the Company during 2010 was paid directly to GL Noble Denton.

2010 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Total ($)
Mr. Cotter	39,250	39,250
Mr. Flick	37,250	37,250
Mr. Harding	29,000	29,000
Mr. A. Laborde	29,750	29,750
Mr. J. Laborde	39,000	39,000
Mr. Tamblyn	37,500	37,500
Mr. Wishart	24,750	24,750

ELECTION OF DIRECTORS

Our Amended and Restated Articles of Incorporation provide for a Board of Directors consisting of three classes, with the number of directors to be set forth in our By-laws. Pursuant to our By-laws, the number of directors has been set at eight. The term of office of the Class II directors will expire at the annual meeting, and, in accordance with the recommendations of the independent directors, our Board has nominated the three persons listed as the Class II nominees in the table below for election to our Board of Directors for a term expiring in 2014.

Our Board of Directors recommends that shareholders vote FOR the election of the nominees. Proxies cannot be voted for more than three candidates. In the absence of contrary instructions, the proxy holders will vote for the election of the three nominees listed below. In the unanticipated event that any nominee is unavailable as a candidate for director, the persons named in the accompanying proxy will vote for a substitute candidate nominated by our Board of Directors.

Information about the Directors and Executive Officers

The following table sets forth, as of February 24, 2011, for each nominee, each other director of the Company whose term will continue after the annual meeting and each of our executive officers, the age, positions with us, and principal occupations and employment during the past five years, any family relationships among such persons, and, if a nominee or a director, each person’s directorships in other public corporations during the past five years and the year that he was first elected a director of us or our predecessor. We have also included information about each director and nominee’s specific experience, qualifications, attributes, or skills that led our Board to conclude that he or she should serve as one of our directors at the time we file our proxy statement, in light of our business and structure. All executive officers serve at the pleasure of our Board of Directors.

Name and Age	Positions with the Company, Principal Occupations, Directorships in Other Public Corporations, and Family Relationships	Director Since

Nominees for Election as Class II Directors (term expires in 2014)

Gregory J. Cotter, 62

Financial Consultant since January 2009. Employed by Huey Wilson Interest, Inc. and its affiliates in various executive capacities, including Director, President, Chief Operating Officer and Chief Financial Officer from 1989 through December 2008. Senior Vice-President and Chief Financial Officer of H.J. Wilson Co. Inc. from August 1977 to May 1985.

Mr. Cotter’s extensive career in the banking and financial industries provided him with a knowledge of financial reporting, accounting and controls as well as a knowledge of operations making him highly qualified to lead the Audit Committee and serve as a member of the Compensation Committee and our Board of Directors.

1985

John P. (Jack) Laborde, 61

President of Overboard Holdings, L.L.C. (Overboard), a management company engaged in oil and gas exploration and development since January 2002. Chief Executive Officer of All Aboard Development Corporation (All Aboard), an independent oil and gas exploration and production company, since 1996. President of All Aboard since 1997. All Aboard is currently being managed by Overboard. Employed by the Company from 1992 until 1996 in various capacities, including International Marketing Manager. Son of Alden J. Laborde.

Mr. Laborde’s knowledge of engineering, construction and oil and gas operations as well as his experience managing and overseeing the expansion of businesses makes him a valued member of our Board of Directors and the Audit and Compensation Committees.

1997

Name and Age	Positions with the Company, Principal Occupations, Directorships in Other Public Corporations, and Family Relationships	Director Since

Christopher M. Harding, 59

President, Global Business Streams for GL Noble Denton since January 2010; Regional Managing Director, Americas for Noble Denton from February 2009 until January 2010. Independent Consultant from 2004 until 2009. President of the engineering division of Technip USA from 1999 to 2004. Founder and President of Genesis Oil & Gas Consultants, a privately-owned consulting and engineering company servicing both independent and major oil and gas companies, from 1988 until acquired by Technip USA in 1998.

Mr. Harding’s experience in the engineering and construction industries and in international operations gives him the skills necessary to serve as a member of our Board of Directors and the Compensation Committee.

		2007

Continuing Class III Directors (term expires in 2012)

Kerry J. Chauvin, 63	Chairman of our Board since April 2001. Chief Executive Officer of the Company since January 1990. President of the Company from our inception to January 2009. Mr. Chauvin’s experience in the energy and construction industries provided him with knowledge of operations and managing and overseeing the expansion of businesses making him highly qualified to serve as a member of our Board of Directors.	1985

Alden J. (Doc) Laborde, 95	Co-Founder of the Company. Chairman of our Board from 1987 to April 2001. Founded Ocean Drilling & Exploration Company (ODECO). Co-Founded Tidewater, Inc. Father of John P. Laborde. Mr. Laborde’s long career in the energy and construction industries provided him with knowledge of operations and managing and overseeing the expansion of businesses. As a co-founder of the Company, Mr. Laborde has extensive knowledge of the Company’s operations specifically, all of which make him uniquely qualified to lead the Compensation Committee and serve as a member of our Board of Directors.	1985

Name and Age	Positions with the Company, Principal Occupations, Directorships in Other Public Corporations, and Family Relationships	Director Since

Continuing Class I Directors (term expires in 2013)

Ken C. Tamblyn, 67

Private Investor. Member of the Board of Directors since 2002 and Chairman of the Audit Committee of the Bristow Group, Inc. since 2004. Member of the Board of Directors and Chairman of the Audit Committee for Howell Corporation from 2001 until 2002, when it was acquired by Anadarko Petroleum Corporation. Executive Vice President and Chief Financial Officer of Tidewater, Inc. from 1986 until 2000. Audit Partner and Certified Public Accountant with Peat, Marwick, Mitchell & Co., a predecessor of KPMG from 1966 until 1986.

Mr. Tamblyn’s experience in the finance and insurance industries, specifically related to energy and construction services, provided him with knowledge of international operations, financial reporting, accounting and controls making him highly qualified to serve on the Audit Committee as its financial expert and as a member of our Board of Directors.

2003

John A. Wishart, 52

Group Managing Director (Chief Executive Officer) of G.L. Noble Denton since October 2008. President and Chief Executive Officer of Technip USA until October 2008. Employed by Technip USA beginning in 1999 in various executive capacities, including Senior Vice President – Engineering & Services for Technip USA, and Senior Vice President – Engineering and Vice President, Engineering Operations for Technip Offshore Inc.

Mr. Wishart’s extensive career in the engineering and construction industries provided him with knowledge of international operations making him a valued member of our Board of Directors.

2006

Michael A. Flick, 63

Private Investor. Member of the Board of Directors, Chairman of the Compensation Committee and Member of the Audit Committee of the Bristow Group, Inc. From 1970 to 1998 employed by First National Bank, a wholly-owned subsidiary of First Commerce Corporation, in various executive capacities including Chief Financial Officer and Chief Credit Policy Officer and Executive Vice President and Chief Administrative Officer.

Mr. Flick’s experience in the banking and financial services industries provided him with extensive knowledge of financial reporting, legal and audit compliance and risk management making him highly qualified to serve as a member of the Audit Committee and our Board of Directors.

2007

Name and Age	Positions with the Company, Principal Occupations, Directorships in Other Public Corporations, and Family Relationships	Director Since

Current Executive Officers not Serving as Directors

Kirk J. Meche, 48	President of the Company and Chief Operating Officer since January 2009. Executive Vice President - Operations of the Company from 2001 to January 2009. President and Chief Executive Officer of Gulf Marine Fabricators, L.P., a wholly-owned fabrication subsidiary of the Company, from February 2006 to October 2006. President and Chief Executive Officer of Gulf Island, L.L.C., a wholly-owned fabrication subsidiary of the Company, from February 2001 until January 2006.	N/A

Robin A. Seibert, 54	Vice President - Finance, Chief Financial Officer and Treasurer of the Company since October 2007. Controller from December 1997 to October 2007 and Chief Accounting Officer since 1998.	N/A

William G. Blanchard, 52	President and Chief Executive Officer of Gulf Island, L.L.C. since February 2006. Estimating Department Manager of Gulf Island, L.L.C. from January 2000 until January 2006.	N/A

Francis A. Smith, Jr. 61	President and Chief Executive Officer of Gulf Marine Fabricators, L.P. since March 2009. Independent Consultant from July 2004 to March 2009. Prior to July 2004, Mr. Smith held various positions with J. Ray McDermott and McDermott, Inc.	N/A

STOCK OWNERSHIP

The following table sets forth, as of February 24, 2011, certain information regarding beneficial ownership of our common stock by (i) each of our directors, (ii) each of our named executive officers, (iii) each of our director nominees, (iv) all of our directors and executive officers as a group, and (v) each other shareholder known by us to be the beneficial owner of more than 5% of our outstanding common stock. Unless otherwise indicated, we believe that the shareholders listed below have sole investment and voting power with respect to their shares based on information furnished to us by such shareholders.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Outstanding Common Stock(2)
Directors and Executive Officers:
William G. Blanchard	16,518		*
Kerry J. Chauvin	197,558		1.4%
Gregory J. Cotter	5,000		*
Michael A. Flick	1,000		*
Christopher M. Harding	0		*
Alden J. Laborde (3)	1,060,010	(4)	7.4%
John P. Laborde	10,000	(5)	*
Kirk J. Meche	63,652		*
Robin A. Seibert	24,986		*
Francis A. Smith, Jr.	9,739		*
Ken C. Tamblyn	500		*
John A. Wishart	0		*
All directors and executive officers as a group (12 persons)	1,406,142		9.7%
5% or Greater Shareholders:
Aransas Partners (6)	789,067	(7)	5.5%
BlackRock, Inc. (8)	1,134,052	(9)	7.9%
Dimensional Fund Advisors LP (10)	852,233	(11)	5.9%
T. Rowe Price Associates, Inc. (12)	1,726,484	(13)	12.0%
T. Rowe Price Small-Cap Stock Fund, Inc.
The Vanguard Group, Inc. (14)	776,278	(15)	5.4%

*	Less than one percent.
1.	Includes shares that could be acquired within sixty days after February 24, 2011, upon the exercise of options granted pursuant to our stock incentive plans, as follows: Mr. Blanchard, 4,600 shares; Mr. Chauvin, 40,000 shares; Mr. Meche, 30,000; Mr. Seibert, 9,000 shares; and all directors and executive officers as a group, 83,600 shares.
2.	Based on 14,346,676 shares of our common stock outstanding as of February 24, 2011.
3.	The address of Mr. Laborde is 400 Poydras Street, Suite 1560, New Orleans, Louisiana 70130.
4.	Mr. Laborde has sole voting and dispositive power with respect to 15,310 shares and shares voting and dispositive power with respect to 1,044,700 shares, of which 924,700 are held by Starboard Enterprises, L.L.C. (Starboard), 20,000 are held by All Aboard Development Corporation (All Aboard) and 100,000 are held by the Almar Foundation, a charitable Louisiana trust of which Mr. Laborde serves as a trustee and as to which shares he disclaims beneficial ownership. As a result of the settlement of Mr. Laborde’s deceased spouse’s estate, certain of the shares and interest in the companies mentioned above owned by Mr. and Mrs. Laborde were transferred to trusts for the benefit of their descendants. The address of each of Starboard and All Aboard is 400 Poydras Street, Suite 1560, New Orleans, LA 70130.
5.

Mr. Laborde has sole voting and dispositive power with respect to 10,000 shares. This amount does not include: (i) 3,062 shares held in trust for his benefit and (ii) his indirect interest in the shares held by Starboard and All Aboard as a result of his ownership interest in those entities, which interests equate to an aggregate of 95,413 shares, of which (a) 91,545 shares are held by Starboard and relate to his interest in Starboard held in trust for his benefit and 1,849 shares are held by Starboard and are attributable to his direct ownership in Starboard and (b) 1,998 shares are held by All Aboard and relate to his interest in All Aboard held in trust for his benefit and 20 shares are held by All Aboard and are attributable to his direct ownership in Overboard Holdings, LLC, the parent company of All Aboard.

6.	The address of Aransas Partners is 11700 Old Katy Road, Houston, Texas 77079.
7.	Based on information contained in the Schedule 13G/A filed with the SEC on October 9, 2007, Aransas Partners, a partnership between Technip USA, Inc. and Gulf Deepwater Yards, Inc. owns 789,067 shares and Technip USA, Inc., Gulf Deepwater Yards, Inc., and Technip USA Holdings, Inc. (the parent of each) share voting and investment power over such shares.
8.	The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.
9.	Based on information contained in the Schedule 13G/A filed with the SEC on February 4, 2011 by BlackRock, Inc., who acquired Barclays Global Investors, N.A. and its affiliates on December 1, 2009.
10.	The address of Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746.
11.	Based on information contained in the Schedule 13G/A filed with the SEC on February 11, 2011, all of the shares reported are owned by investment advisory clients of Dimensional Fund Advisory LP (Dimensional Fund). To Dimensional Fund’s knowledge, no such client has an interest relating to more than 5% of the class of securities to which the Schedule 13G/A relates. As investment advisor, Dimensional Fund has (i) sole voting power with respect to 819,877 shares and sole dispositive power with respect to 852,233 shares. Dimensional Fund expressly disclaims beneficial ownership.
12.	The address of T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Stock Fund, Inc. is 100 E. Pratt Street, Baltimore, Maryland, 21202.
13.	Based on information contained in the Schedule 13G/A jointly filed with the SEC on February 9, 2011, all of the shares reported by T. Rowe Price Associates, Inc. (Price Associates) are owned by investment advisory clients of and such clients have the right to receive dividends from and proceeds from the sale of such shares. With respect to the shares reported to be owned by T. Rowe Price Small-Cap Stock Fund, Inc. (T. Rowe Price Fund), a registered investment company sponsored by Price Associates to which it also serves as investment advisor, only State Street Bank and Trust Company, as custodian for T. Rowe Price Fund, has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. To Price Associates’ knowledge, no other advisory client has an interest relating to more than 5% of the class of securities to which the Schedule 13G/A relates. As investment advisor, Price Associates has (i) sole voting power with respect to 307,900 shares and (ii) sole dispositive power with respect to 1,726,484 shares, and T. Rowe Price Fund has sole voting and dispositive power over 850,000 shares.
14.	The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
15.	Based on information contained in the Schedule 13G filed with the SEC on February 10, 2011, The Vanguard Group, Inc. (Vanguard), has sole voting power over 25,888 of the shares and sole dispositive power over 750,390 of the shares and shared voting power over 25,888 of the shares. Vanguard Fiduciary Trust Company (VFTC), a wholly-owned subsidiary of Vanguard, is the beneficial owner of 25,888 shares and directs the voting of these shares.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis is designed to provide shareholders with an understanding of our compensation philosophy and objectives as well as the analysis that we performed in setting executive compensation. It discusses the Compensation Committee’s (the committee) recommendations and reasons for the compensation actions that were taken for the executive officers who are identified in the Summary Compensation Table below (the named executive officers).

Executive Summary

The committee is committed to and responsible for designing, implementing, and administering a compensation program for executive officers that ensures appropriate linkage among pay, Company performance, and results for shareholders, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. The committee seeks to increase shareholder value by rewarding performance with cost-effective compensation and ensuring that we can attract and retain the best executive talent available. We believe our executive officer compensation program is simple in design and serves the Company well by providing a mix of annual cash compensation, including base salary and performance based annual incentive awards, with long-term awards in the form of restricted stock.

Like many companies in the oil and gas industry, fiscal year 2010 was a difficult year for us. As more fully described in “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our Annual Report on Form 10-K, the downturn in the oil and gas industry that began in late 2008 has continued to adversely impact our business. Due to decreased oil prices, oil and gas producers had substantial reductions in cash flows, thus resulting in decreased capital budgets for 2009 and 2010. This reduced the dollar value of projects available in the market during 2010, which contributed to our decreased financial results for 2010 as compared to our fiscal 2009 results. In particular, our consolidated income before taxes, which is the metric used to determine the annual cash incentives awarded to our named executive officers, was approximately 34% less than our consolidated income before taxes for 2009. As a result and consistent with our pay-for-performance philosophy, the annual cash incentive awards received by our named executive officers for 2010 also fell by a similar percentage as compared to 2009, ranging from a 32% reduction for three of our named executive officers, and as much as a 62% reduction for one of our named executive officers whose award also factors in the financial performance of one of our subsidiaries. Further, due to concerns about the economy and the Company’s expected performance, the committee did not recommend increases in the base salaries of our named executive officers during 2010.

All of our employment relationships with our named executive officers, including our Chief Executive Officer, are at-will relationships. Although the committee has considered the use of employment agreements at the executive level in the past, it does not believe such agreements would provide any appreciable retentive or motivational value. In addition, except for limited benefits available to certain executives in connection with a termination due to a change in control, we do not provide severance or retirement benefits to our executives other than those provided to all of our employees generally.

Compensation Decision-Making Process

Neither the committee nor management has engaged the services of a compensation consultant. Although we have not formally benchmarked our compensation to the compensation paid by our peers and competitors, we have designed our executive compensation program based on our general understanding of the compensation paid in the marine construction industry. Mr. Chauvin, our Chief Executive Officer, attends the committee’s meetings, assists in the committee’s evaluation of Company and executive officer performance (other than himself), and recommends the specific elements and amounts of compensation to be paid to the other executive officers. Mr. Chauvin is not present or otherwise involved when the committee reviews his performance and develops recommendations regarding his compensation.

The committee typically meets at the end of each fiscal year to review the performance of the Company and its executives. This meeting is generally scheduled approximately one year in advance, and is scheduled to fall within a window period in which directors and officers are permitted to trade following the release of our earnings for the third quarter of the year. At this meeting, all compensation decisions and recommendations are made, including recommendations regarding base salaries of the executive officers and the adoption of a cash incentive program for the following fiscal year, and determining whether any equity awards will be made. The committee has not delegated authority to any officer to grant equity awards, and does not typically grant equity awards to new hires or other employees at other times during the year.

Components of Executive Compensation

Our executive officer compensation for 2010 included (i) salaries, (ii) annual cash incentive bonuses, and (iii) long-term incentive compensation in the form of restricted stock. The committee reviewed and quantified all components of our named executive officers’ compensation, including salary, non-equity and equity incentive plan compensation, accumulated realized and non-realized stock option gains, and the incremental cost to the Company of all perquisites and other benefits for 2010, and determined that such officers’ total compensation in the aggregate is reasonable and not excessive.

Salaries. Our philosophy is that base salaries, which provide fixed compensation, should meet the objective of attracting and retaining the executive officers needed to manage our business successfully. The actual salaries of our named executive officers are based on their individual levels of responsibility and the committee’s general knowledge of the competitive compensation levels in the marine construction industry. Due to the weak global economy over the last few years, which has resulted in a decreasing backlog, and our desire to conserve cash, the committee did not increase base salaries of our named executive officers during 2010, except Mr. Smith’s salary which was increased by $25,000 to $150,000 per year to reflect his responsibilities at our Gulf Marine facility.

Annual Cash Incentives. We do not have a formal bonus plan, but have adopted an annual incentive compensation program that ties a portion of executive compensation to the annual performance of the Company. Under this program, our executive officers are paid bonuses equal to a specified percentage of our consolidated income before taxes and before deduction of the executive bonuses based on each officer’s level of responsibility. The committee believes consolidated income before taxes is an appropriate measure on which to base our annual bonus because the level of income before taxes generated is directly tied to management’s efforts to grow our business. Messrs. Blanchard and Smith, as presidents of our two largest operating subsidiaries, may also receive a specified percentage of the income before taxes generated by their respective subsidiary. In December 2009, the committee set the participation percentage of our named executive officers in this program for 2010. The participation percentages for 2010 are as follows:

Named Executive Officer	% of Consolidated Income Before Taxes	% of Subsidiary Income Before Taxes
Mr. Chauvin	1.00%	—
Mr. Meche	0.45%	—
Mr. Seibert	0.25%	—
Mr. Blanchard	0.08%	0.47% (Gulf Island, L.L.C)
Mr. Smith	0.08%	0.34% (Gulf Marine Fabricators)

These percentages were based on each officer’s position with the Company, and the committee retains the right to reduce or eliminate these payments prior to payout. Our consolidated income before taxes for 2010 was $21.2 million, and the resulting payouts under out annual incentive compensation program for each of our named executive officers for 2010 is reflected below. As noted above, due to poor financial performance during 2010 as compared to 2009, the payouts under this program were less than the payouts for 2009 by the following amounts.

Named Executive Officer	2010 Payout	2009 Payout	% Decrease from 2009
Mr. Chauvin	$218,962	$322,220	32.0%
Mr. Meche	98,533	144,999	32.0%
Mr. Seibert	54,741	80,555	32.0%
Mr. Blanchard	50,894	83,011	38.7%
Mr. Smith	17,517	46,318	62.2%

Restricted Stock. In December 2010, the committee awarded annual grants of restricted stock. The committee has utilized restricted stock as a long-term incentive vehicle for the past five years. The committee believes use of restricted stock as an equity compensation vehicle is consistent with the grant practices of our competitors and peers in the marine construction industry. The restricted stock grants are intended to reinforce the relationship between compensation and increases in the market price of our common stock and to align the executive officers’ financial interests with that of our shareholders. The size of annual awards are based upon the position of each participating officer, and, except for Mr. Chauvin, have remained at consistent levels over the past few years. During 2010, Mr. Chauvin’s award was increased by 3,300 shares in an effort to provide an additional retention incentive for Mr. Chauvin during these difficult economic times. We do not target a particular grant value when making these awards.

These annual awards of restricted stock vest in annual 20% increments, beginning on the first anniversary of the date of grant. In addition, our executive officers have outstanding restricted stock awards granted in June 2009 that will vest 100% on the third anniversary of the date of grant. Dividends will be paid on the restricted stock to the same extent dividends are paid on unrestricted shares of our common stock.

Perquisites. We also provide very limited perquisites and personal benefits to certain of our named executive officers, consisting of automobile related expenses and benefits. However, the aggregate value of these benefits for our named executive officers did not exceed $10,000 per executive during 2010.

Post-Employment Compensation

We maintain a retirement plan qualified under Section 401(k) of the Internal Revenue Code that is available to all qualified employees. Our named executive officers participate in this retirement plan under the same terms as eligible employees. In addition, we entered into change of control agreements with certain of our named executive officers, namely, Messrs. Chauvin, Meche and Seibert, in June 2009, which agreements were renewed effective January 1, 2011 for a one-year term. We did not elect to enter into such agreements with Messrs. Blanchard and Smith, as their respective roles as president of our two largest operating subsidiaries do not expose them to the same risks our other executive officers may face in a change of control context. We believe that severance protections, when provided in the context of a change of control transaction, can play a valuable role in attracting and retaining key executives. The occurrence, or potential occurrence, of a change of control transaction can create uncertainty regarding the continued employment of our executive officers, in particular those officers whose primary functions relate to management of the parent company. This uncertainty occurs because many change of control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage our executive officers to remain employed with the Company during a critical time when their prospects for continued employment following the transaction are often uncertain, we have elected to provide severance benefits if their employment is terminated by the Company without cause or, in limited circumstances, by the executive for good reason in connection with a change of control. Because we believe that a termination by the executive for good reason may be conceptually the same as a termination by the Company without cause, and because we believe that in the context of a change of control, potential acquirers would otherwise have an incentive to constructively terminate the executive’s employment to avoid paying severance, we believe it is appropriate to provide severance benefits in these circumstances. We do not provide excise tax gross-up protections in change of control arrangements.

The benefits provided to Messrs. Chauvin, Meche and Seibert in connection with a termination following a change of control are described below under “Potential Payments upon Termination or Change of Control.” We do not believe that our executive officers should be entitled to receive cash severance benefits merely because a change of control transaction occurs. The payment of cash severance benefits is only triggered by an actual or constructive termination of employment following a change of control (i.e. a “double trigger”). Under their respective incentive agreements, however, our executive officers would be entitled to accelerated vesting of their outstanding equity awards (restricted stock and, if applicable, stock options) automatically upon a change of control of the Company, whether or not the officer’s employment is terminated. This treatment of the equity awards in connection with a change of control applies to all award recipients.

Section 162(m)

Section 162(m) of the Internal Revenue Code limits the tax deduction to $1 million for compensation paid to certain highly compensated executive officers. Qualified performance-based compensation is excluded from this deduction limitation if certain requirements are met. The committee does not expect the base salary, annual cash incentive or the restricted stock granted to executive officers, as discussed above, to qualify for the exclusion from the deduction limitation under Section 162(m). The committee intends to continue to establish executive officer compensation programs that will maximize our income tax deduction, assuming the committee determines that such actions are consistent with its philosophy and in the best interest of the Company and our shareholders.

Compensation Committee Report

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the committee on February 24, 2011.

Alden J. Laborde	Gregory J. Cotter	John P. Laborde	Christopher M. Harding

Executive Compensation Tables

The table below summarizes the total compensation paid to or earned by our Chief Executive Officer, our Chief Financial Officer and each of our three most highly compensated executive officers other than our Chief Executive Officer and Chief Financial Officer (collectively, our named executive officers). The amounts represented in the “Stock Awards” column reflect the estimated fair values of the awards on the grant date and do not necessarily reflect the income that will ultimately be realized by our named executive officers for these awards.

2010 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Kerry J. Chauvin Chairman and Chief Executive Officer	2010 2009 2008	$500,000 500,000 500,000	$270,900 382,924 —	$218,962 322,220 421,286	$10,941 11,423 21,106	$1,000,803 1,216,567 942,392
Kirk J. Meche President and Chief Operating Officer	2010 2009 2008	285,000 285,000 265,000	92,106 208,228 —	98,533 144,999 189,579	10,941 11,423 14,184	486,580 649,650 468,763
Robin A. Seibert Vice President—Finance, Chief Financial Officer and Treasurer	2010 2009 2008	200,000 200,000 200,000	54,180 129,560 —	54,741 80,555 105,322	10,941 11,423 13,072	319,862 421,538 318,394
William G. Blanchard President and Chief Executive Officer—Gulf Island, L.L.C.	2010 2009 2008	175,000 175,000 175,000	54,180 129,560 —	50,894 83,011 117,273	10,822 11,423 12,428	290,896 398,994 304,701
Francis A. Smith, Jr. President and Chief Executive Officer—Gulf Marine Fabricators	2010 2009	150,000 125,000	54,180 129,560	17,517 46,318	5,544 2,628	227,241 303,506

(1)	Amounts shown reflect the aggregate grant date fair value of restricted stock granted during the applicable fiscal year.
(2)	See “Grants of Plan-Based Awards” below for a description of our annual incentive compensation program.
(3)	For 2010, includes (i) matching and profit-sharing contributions to our 401(k) plan and (ii) premium payments under a long-term disability insurance plan, which premium payments are attributable to benefits in excess of those benefits provided generally for other employees, as set forth below:

Name	401(k) Plan Contributions	Disability Insurance Premiums
Mr. Chauvin	$9,991	$950
Mr. Meche	9,991	950
Mr. Seibert	9,991	950
Mr. Blanchard	9,991	831
Mr. Smith	4,914	630

Grants of Plan-Based Awards

in Fiscal Year 2010

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
Name		Target ($)(1)
Kerry J. Chauvin
Annual Cash Incentive		$322,220	—	—
Restricted Stock Grants	12/01/10	—	10,000	$270,900

Kirk J. Meche
Annual Cash Incentive		144,999	—	—
Restricted Stock Grants	12/01/10	—	3,400	92,106

Robin A. Seibert
Annual Cash Incentive		80,555	—	—
Restricted Stock Grants	12/01/10	—	2,000	54,180

William G. Blanchard
Annual Cash Incentive		83,011	—	—
Restricted Stock Grants	12/01/10	—	2,000	54,180

Francis A. Smith, Jr.
Annual Cash Incentive		46,318	—	—
Restricted Stock Grants	12/01/10	—	2,000	54,180

(1)	Under our annual incentive compensation program, our executive officers received awards equal to a specified percentage of our consolidated income before taxes for fiscal year 2010, before deduction of the executive bonuses. There are no threshold or maximum estimates. The estimated possible payouts reflected above represent amounts that would be payable to our named executive officers under our annual incentive compensation program based on fiscal year 2009 performance. The amounts actually paid to our named executive officers for 2010 pursuant to this non-equity incentive plan are reflected in the 2010 Summary Compensation Table.

Outstanding Equity Awards at December 31, 2010

As of December 31, 2010, our named executive officers had the following outstanding equity awards.

	Option Awards(1)				Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Kerry J. Chauvin	12/11/03	20,000	16.69	12/11/2013	34,740	$978,973
	12/10/04	20,000	21.85	12/10/2014

Kirk J. Meche	12/05/02	10,000	15.63	12/05/2012	16,850	474,833
	12/11/03	10,000	16.69	12/11/2013
	12/10/04	10,000	21.85	12/10/2014

Robin A. Seibert	12/11/01	1,000	11.68	12/11/2011	10,330	291,099
	12/05/02	1,000	15.63	12/05/2012
	12/11/03	3,000	16.69	12/11/2013
	12/10/04	4,000	21.85	12/10/2014

William G. Blanchard	12/11/03	2,100	16.69	12/11/2013	10,330	291,099
	12/10/04	2,500	21.85	12/10/2014

Francis A. Smith, Jr.	—	—	—	—	9,200	259,256

(1)	Options vest in 20% increments beginning on the first anniversary of the grant date, and on each of the four subsequent anniversaries thereof.
(2)	The unvested shares of restricted stock held by the named executive offices will vest as set forth below:

Name	Shares of Restricted Stock	Vesting Schedule
Mr. Chauvin	1,340	100% on December 8, 2011
	2,680	50% on December 7, 2011 and on the next anniversary thereof
	5,360	25% on February 9, 2011 and on each of the three subsequent anniversaries thereof
	10,000	100% on June 17, 2012
	5,360	25% on December 4, 2011 and on each of the three subsequent anniversaries thereof
	10,000	20% on December 1, 2011 and on each of the four subsequent anniversaries thereof
Mr. Meche	670	100% on December 8, 2011
	1,340	50% on December 7, 2011 and on the next anniversary thereof
	2,720	25% on February 9, 2011 and on each of the three subsequent anniversaries thereof
	6,000	100% on June 17, 2012
	2,720	25% on December 4, 2011 and on each of the three subsequent anniversaries thereof
	3,400	20% on December 1, 2011 and on each of the four subsequent anniversaries thereof

Name	Shares of Restricted Stock	Vesting Schedule
Mr. Seibert	330	100% on December 8, 2011
	800	50% on December 7, 2011 and on the next anniversary thereof
	1,600	25% on February 9, 2011 and on each of the three subsequent anniversaries thereof
	4,000	100% on June 17, 2012
	1,600	25% on December 4, 2011 and on each of the three subsequent anniversaries thereof
	2,000	20% on December 1, 2011 and on each of the four subsequent anniversaries thereof
Mr. Blanchard	330	100% on December 8, 2011
	800	50% on December 7, 2011 and on the next anniversary thereof
	1,600	25% on February 9, 2011 and on each of the three subsequent anniversaries thereof
	4,000	100% on June 17, 2012
	1,600	25% on December 4, 2011 and on each of the three subsequent anniversaries thereof
	2,000	20% on December 1, 2011 and on each of the four subsequent anniversaries thereof
Mr. Smith	1,600	25% on March 1, 2011 and on each of the three subsequent anniversaries thereof
	4,000	100% on June 17, 2012
	1,600	25% on December 4, 2011 and on each of the three subsequent anniversaries thereof
	2,000	20% on December 1, 2011 and on each of the four subsequent anniversaries thereof

Option Exercises and Stock Vested

During Fiscal Year 2010

The following table sets forth certain information regarding the vesting of restricted stock during the fiscal year ended December 31, 2010 for each of our named executive officers. There were no stock option exercises during 2010.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Kerry J. Chauvin	6,700	$181,918
Kirk J. Meche	3,370	91,437
Robin A. Seibert	1,860	50,245
William G. Blanchard	1,700	45,621
Francis A. Smith, Jr.	800	20,140

(1)	Value Realized determined by reference to the closing market price of the shares on the vesting date.

Potential Payments Upon Termination or Change-of-Control

Pursuant to the terms of our stock incentive plans and the agreements thereunder, in the event of a change of control, all outstanding stock options will become exercisable and the restrictions on all shares of restricted stock will lapse.

Change of Control Agreement—Mr. Chauvin. In June 2009, we entered into a change of control agreement with Mr. Chauvin. The agreement entitles Mr. Chauvin to receive additional benefits in the event of the termination of his employment under certain circumstances following a change of control. The agreement provides that if, during the two-year period following a change of control, the Company or its successor terminates Mr. Chauvin other than by reason of death, disability or cause, or the executive voluntarily terminates his employment for good reason, the executive will receive:

•	any accrued but unpaid salary and a pro-rata bonus for the year in which he was terminated;

•

a lump-sum cash payment equal to 2 times the sum of (a) Mr. Chauvin’s base salary in effect at the time of termination and (b) the highest annual bonus awarded to Mr. Chauvin during the three fiscal years immediately preceding the termination date; and

•

continuation of insurance and welfare benefits until the earlier of (a) December 31 of the first calendar year following the calendar year of the termination or (b) the date Mr. Chauvin accepts new employment.

Change of Control Agreement—Messrs. Meche and Seibert. In June 2009, we entered into change of control agreements with Messrs. Meche and Seibert. These agreements entitle each executive to receive additional benefits in the event of the termination of his employment under certain circumstances following a change of control. Each agreement provides that if, during the 18-month period following a change of control, the Company or its successor terminates the executive other than by reason of death, disability or cause, or the executive voluntarily terminates his employment for good reason, the executive will receive:

•	any accrued but unpaid salary and a pro-rata bonus for the year in which he was terminated;

•

a lump-sum cash payment equal to 1.5 times the sum of (a) the executive’s base salary in effect at the time of termination and (b) the highest annual bonus awarded to the executive during the three fiscal years immediately preceding the termination date; and

•

continuation of insurance and welfare benefits until the earlier of (a) December 31 of the first calendar year following the calendar year of the termination or (b) the date the executive accepts new employment.

In addition, all of the above described agreements also provide that if the executive terminates during the respective protected period following a change of control by reason of death, disability or retirement, the Company or its successor shall pay to the executive any accrued but unpaid salary and a pro-rata bonus for the year in which he was terminated. The pro-rata bonus shall be calculated based on the average of the annual bonuses received by the executive in the three most recently completed fiscal years prior to the termination date, and multiplying such amount by the fraction obtained by dividing the number of days worked by the executive in the year of termination by 365.

All of the above described change of control agreements expired on December 31, 2010. Effective January 1, 2011, we entered into change of control agreements with Messrs. Chauvin, Meche and Seibert to replace the expired agreements, each with substantially similar terms to the expired agreements. The benefits provided under the agreements are in addition to the value of any shares of restricted stock, the vesting of which is accelerated pursuant to the terms of the restricted stock agreement, and any other incentive or similar plan adopted by us. If any part of the payments or benefits received by the executive in connection with a termination following a change of control constitutes an excess parachute payment under Section 4999 of the

Internal Revenue Code, the executive will receive the greater of (1) the amount of such payments and benefits reduced so that none of the amount constitutes an excess parachute payment, net of income taxes, or (2) the amount of such payments and benefits, net of income taxes and net of excise taxes under Section 4999 of the Internal Revenue Code.

The following table quantifies the potential payments to our named executive officers under the contracts, arrangements or plans discussed above, for a change of control or termination of employment of each of our named executive officers, assuming a December 31, 2010 termination date, and where applicable, using the closing price of our common stock of $28.18 (as reported on the Nasdaq as of December 31, 2010). The table does not include amounts that may be payable under our 401(k) plan, or amounts that are not accelerated as a result of the termination or change of control, such as accrued salary or pro-rata bonus payments.

Name	Lump Sum Severance Payment	Restricted Stock (Unvested and Accelerated)(1)	Health Benefits	Total
Kerry J. Chauvin
• Termination w/o Cause/For Good Reason after Change of Control (2)	$1,842,572	$978,973	$8,138	$2,829,683
Kirk J. Meche
• Termination w/o Cause/For Good Reason after Change of Control (2)	711,869	474,833	8,138	1,194,840
Robin A. Seibert
• Termination w/o Cause/For Good Reason after Change of Control (2)	457,983	291,099	8,138	757,220
William G. Blanchard
• Change of Control	N/A	291,099	N/A	291,099
Francis A. Smith
• Change of Control	N/A	259,256	N/A	259,256

(1)	The restricted stock will vest upon a change of control alone regardless of subsequent termination. The value of the restricted stock that would have vested for each of our named executive officer is based on the closing market price on December 31, 2010.
(2)	Pursuant to the terms of the executive’s change of control agreement, the total payments may be subject to reduction if such payments result in the imposition of an excise tax under Section 280G of the Internal Revenue Code.

Certain Transactions

In accordance with the provisions of our Audit Committee Charter, any transaction which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the SEC, with respect to a director or executive officer, must be reviewed and approved, or ratified, annually by the Audit Committee of our Board. Any such related party transactions will only be approved or ratified if the Audit Committee determines that such transaction will not impair the involved person’s service to, and exercise of judgment on behalf of, us, or otherwise create a conflict of interest that would be detrimental to us.

In connection with the initial public offering of our common stock, we entered into a registration rights agreement with Alden J. Laborde. If we propose to register any of our common stock under the Securities Act in connection with a public offering, Mr. Laborde may require us to include all or a portion of the shares of our common stock held by him. We have agreed under the registration rights agreement to pay all the expenses of registration, other than underwriting discounts and commissions.

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC. This vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and our compensation philosophy and practices as disclosed under the “Executive Compensation” section of this proxy statement. This disclosure includes the Compensation Discussion and Analysis and the compensation tables and accompanying narrative disclosures. Shareholders are asked to vote on the following resolution:

RESOLVED, that the shareholders of Gulf Island Fabrication, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2011 annual meeting of shareholders pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission.

We understand that executive compensation is an important matter for our shareholders. Our core executive compensation philosophy and practice continue to be based on pay for performance, and we believe that our compensation program is strongly aligned with the long-term interests of our shareholders. In considering how to vote on this proposal, we encourage you to review all the relevant information in this proxy statement – our Compensation Discussion and Analysis (including its Executive Summary), the compensation tables, and the rest of the narrative disclosures regarding our executive compensation program.

While this advisory vote, commonly referred to as a “say-on-pay” vote, is not binding, our Board and the Compensation Committee value the opinion of our shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers. We invite shareholders who wish to communicate with our board on executive compensation or any other matters to contact us as provided under “Corporate Governance—Communication with our Board.”

Approval of this proposal requires the affirmative vote of at least a majority of the votes cast at the annual meeting. See “Questions and Answers about the Annual Meeting and Voting.”

Our board unanimously recommends that you vote to approve the compensation of our named executive officers as disclosed in this proxy statement by voting FOR this proposal.

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that shareholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this proposal, shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.

Our Board has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the Company and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. We believe that a vote every three years reflects the appropriate time frame for the Compensation Committee and our Board of Directors to evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of that vote with shareholders to the extent needed and to develop and implement any adjustments to our executive compensation programs that may be appropriate in light of a past advisory vote on executive compensation. In determining to recommend that shareholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our shareholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our shareholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our shareholders regarding our executive compensation program during the period between advisory votes on executive compensation. We view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our shareholders to communicate with us regarding their views on our executive compensation programs.

This vote is advisory and not binding on us or our Board in any way. Our Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. Our Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

Because this advisory vote has three possible substantive responses (every one year, every two years, or every three years), we will consider shareholders to have “approved” the frequency selected by a plurality of the votes cast.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Our board unanimously recommends that you vote to hold the advisory vote on executive compensation EVERY THREE YEARS.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of four directors and operates under a written charter adopted by the Board of Directors, which is posted on the Company’s website at www.gulfisland.com. The current members of the Audit Committee, Gregory J. Cotter (Chairman), John P. Laborde, Michael A. Flick, and Ken C. Tamblyn, are independent as such term is defined under Nasdaq’s listing standards.

We review the Company’s financial reporting process on behalf of the Board. We are responsible for monitoring this process, but we are not responsible for preparing the Company’s financial statements or auditing those financial statements. Those are the responsibilities of management and the Company’s independent registered public accounting firm, respectively.

During 2010, management assessed the effectiveness of the Company’s system of internal control over financial reporting in connection with the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. We reviewed and discussed with management, PricewaterhouseCoopers (our internal auditors) and Ernst & Young management’s report on internal control over financial reporting and Ernst & Young’s report on their audit of the Company’s internal control over financial reporting, both of which are included in the Company’s annual report on Form 10-K for the year ended December 31, 2010.

Appointment of our Independent Registered Public Accounting Firm; Financial Statement Review

In April 2010, in accordance with our charter, we appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010. We have reviewed and discussed the Company’s audited financial statements for the year 2010 with management and Ernst & Young. Management represented to us that the audited financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented in the financial statements in accordance with accounting principles generally accepted in the United States, and Ernst & Young provided an audit opinion to the same effect.

We have received from Ernst & Young the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committees Concerning Independence and we have discussed with them their independence from the Company and management. We have also discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and Public Company Accounting Oversight Board Auditing Standard No. 5, An Audit of Internal Control Over Financial Reporting that is Integrated with an Audit of Financial Statements.

In addition, we discussed with Ernst & Young the overall scope and plans for their audit, and we have met with them and management to discuss the results of their examination, their understanding and evaluation of the Company’s internal controls as they considered necessary to support their opinion on the financial statements for the year 2010, and various factors affecting the overall quality of accounting principles applied in the Company’s financial reporting. Ernst & Young also met with the Audit Committee without management being present to discuss these matters.

In reliance on these reviews and discussions, we recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements referred to above in the Company’s annual report on Form 10-K for the year 2010.

Internal Audit

We also review the Company’s outsourced internal audit function, and discuss with the internal auditors the scope of their audit plan, and have met with them to discuss the results of their reviews, their review of management’s documentation, testing and evaluation of the Company’s system of internal control over financial reporting, any difficulties or disputes with management encountered during the course of their reviews and other matters relating to the internal audit process. The internal auditors also met with the Audit Committee without management being present to discuss these matters.

Dated: February 24, 2011

The Audit Committee:

Gregory J. Cotter, Chairman	John P. Laborde	Michael A. Flick	Ken C. Tamblyn

Independent Registered Public Accounting Firm

Fees and Related Disclosures for Accounting Services

The following table discloses fees for services provided by our independent registered public accounting firm, Ernst & Young LLP, for each of the last two fiscal years:

	2010	2009
Audit Fees	$317,900	$389,500
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

The Audit Committee has considered and determined that the provision of the above services is compatible with maintaining the independence of our independent registered public accounting firm.

Pre-Approval Policies and Procedures. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee will generally pre-approve a list of specific services and categories of services, including audit, audit-related and tax services, for the upcoming or current fiscal year, subject to a specified cost level. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee in increments of $10,000. In addition, if fees for any service exceed the amount that has been pre-approved, then payment of additional fees for such service must be specifically pre-approved by the Audit Committee.

At each regularly-scheduled Audit Committee meeting, management updates the Audit Committee on the scope and anticipated cost of any service pre-approved by the Audit Committee since the last meeting of the Audit Committee, as well as the projected fees for each service or group of services being provided by our independent registered public accounting firm.

Since the May 6, 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each service provided by our independent registered public accounting firm was approved in advance by the Audit Committee, and none of those services required use of the de minimis exception to the pre-approval requirement contained in the SEC’s rules.

Selection and Ratification of our Independent registered public accounting firm

Ernst & Young LLP has served as our independent registered public accounting firm providing auditing and financial services since their engagement in fiscal 1997. Our Board of Directors has ratified the decision of the Audit Committee to appoint Ernst & Young LLP to serve as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2011. Although we are not required to seek shareholder approval of this appointment, we have decided to do so. No determination has been made as to what action the Audit Committee and our Board of Directors would take if our shareholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of the Company. We expect that representatives of Ernst & Young LLP will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

PROPOSAL TO APPROVE THE

GULF ISLAND FABRICATION, INC. 2011 STOCK INCENTIVE PLAN

General

Our Board believes that our growth depends upon the efforts of our officers, directors, employees, consultants, and advisors and that the proposed Gulf Island Fabrication, Inc. 2011 Stock Incentive Plan (the 2011 Plan) will provide an effective means of attracting and retaining qualified key personnel while encouraging long- term focus on maximizing shareholder value. The 2011 Plan has been adopted by the Board, subject to approval by our shareholders at the Annual Meeting. The principal features of the 2011 Plan are summarized below. This summary is qualified in its entirety, however, by reference to the 2011 Plan, which is attached to this Proxy Statement as Appendix A.

Purpose of the Proposal

We believe that providing officers, directors, employees, consultants and advisors with a proprietary interest in the growth and performance of our company is crucial to stimulating individual performance while at the same time enhancing shareholder value. While we believe that employee equity ownership is a significant contributing factor in achieving superior corporate performance, we recognize that increasing the number of available shares under incentive plans may potentially dilute the equity ownership of our current shareholders. We strive to maintain an appropriate balance between our equity incentive program and shareholder concerns regarding dilution. Accordingly, the shares available under the proposed 2011 Plan, along with the shares remaining available under our current stock incentive plans and shares that could be issued pursuant to outstanding awards, amount to approximately 4.7% of our outstanding common stock. We believe that the 2011 Plan will be integral to our continued ability to attract, retain, and motivate key personnel and Board members in a manner aligned with the interests of shareholders.

Terms of the 2011 Plan

Administration of the 2011 Plan. The Compensation Committee of the Board (the Committee) will generally administer the 2011 Plan, and has the authority to make awards under the 2011 Plan, including setting the terms of the awards. The Committee will also generally have the authority to interpret the 2011 Plan, to establish any rules or regulations relating to the 2011 Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for proper administration of the 2011 Plan. Subject to the limitations specified in the 2011 Plan, the Committee may delegate its authority to appropriate officers of our Company with respect to grants to employees or consultants who are not subject to Section 16 of Exchange Act or Section 162(m) of the Internal Revenue Code (the Code).

Eligibility. Key employees, officers, and directors of the Company and our consultants or advisors will be eligible to receive awards (Incentives) under the 2011 Plan. We anticipate that 10 officers and 55 employees will be eligible to receive Incentives under the 2011 Plan, all of whom currently participate in our current stock incentive plans. In addition, we currently have seven non-employee directors (Outside Directors), who are eligible to receive awards under the 2011 Plan. Incentives under the 2011 Plan may be granted in any one or a combination of the following forms: incentive stock options under Section 422 of the Code, non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards. Each of these types of Incentives is discussed in more detail in “Types of Incentives” below.

Shares Issuable through the 2011 Plan. A total of 500,000 shares of our common stock are authorized for issuance under the 2011 Plan, representing approximately 3.5% of the outstanding shares of the Company’s common stock. The closing price of a share of our common stock, as quoted on the Nasdaq on March 7, 2011, was $32.64.

Limitations and Adjustments to Shares Issuable under the 2011 Plan. Incentives relating to no more than 200,000 shares of our common stock may be granted to a single participant in any fiscal year. Grants of restricted stock, restricted stock units, or other stock-based amounts are generally subject to minimum vesting periods, except that grants of up to an aggregate of 25,000 shares may be made without compliance with these minimums. These minimum vesting periods, as well as certain exceptions, are discussed below under “Restricted Stock.” The maximum number of shares that may be issued upon exercise of options intended to qualify as incentive stock options under the Code is 500,000. Each Outside Director may be granted Incentives with respect to no more than 25,000 shares per fiscal year.

For purposes of determining the maximum number of shares of common stock available for delivery under the 2011 Plan, shares that are not delivered because an Incentive is forfeited, canceled, or settled in cash will not be deemed to have been delivered under the 2011 Plan. With respect to stock appreciation rights paid in shares, all shares to which the stock appreciation rights relate are counted against the 2011 Plan limits, rather than the net number of shares delivered upon exercise of the stock appreciation rights.

Proportionate adjustments will be made to all of the share limitations provided in the 2011 Plan, including shares subject to outstanding Incentives, in the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares, or other change in the shares of common stock, and the terms of any Incentive will be adjusted to the extent appropriate to provide participants with the same relative rights before and after the occurrence of any such event.

Amendments to the 2011 Plan. The Board may amend or discontinue the 2011 Plan at any time. However, our shareholders must approve any amendment to the 2011 Plan that would:

•	materially increase the benefits accruing to participants,

•	materially increase the number of shares of common stock that may be issued through the 2011 Plan,

•	materially expand the classes of persons eligible to participate,

•	expand the types of awards available for grant,

•	materially extend the term of the 2011 Plan,

•	materially reduce the price at which common stock may be offered through the 2011 Plan, or

•	permit the repricing of an option or stock appreciation right.

Duration of the 2011 Plan. No Incentives may be granted under the 2011 Plan after April 28, 2021.

Types of Incentives. Each of the types of Incentives that may be granted under the 2011 Plan is described below:

Stock Options. A stock option is a right to purchase shares of common stock from the Company. The Committee will determine the number and exercise price of the options, and the time or times that the options become exercisable, provided that the option exercise price may not be less than the fair market value of a share of common stock on the date of grant, except for an option granted in substitution of an outstanding award in an acquisition transaction. The term of an option will also be determined by the Committee, but may not exceed ten years. The Committee may accelerate the exercisability of any stock option at any time. As noted above, the Committee may not, without the prior approval of our shareholders, decrease the exercise price for any outstanding option after the date of grant. In addition, an outstanding option may not, as of any date that the option has a per share exercise price that is greater than the then current fair market value of a share of common stock, be surrendered to us as consideration for the grant of a new option with a lower exercise price, another Incentive, a cash payment, or shares of common stock, unless approved by our company’s shareholders. Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Code.

The option exercise price may be paid in cash; by check; in shares of common stock; through a “cashless” exercise arrangement with a broker approved by our Company; if approved by the Committee, through a net exercise procedure; or in any other manner authorized by the Committee.

Restricted Stock. The Committee may grant shares of common stock subject to restrictions on sale, pledge, or other transfer by the recipient for a certain restricted period. The restricted period must be a minimum of three years with the following exceptions: shares vesting based on the attainment of performance goals, shares granted to Outside Directors, and shares issued in payment of amounts earned under our annual incentive program. If vesting of the shares is subject to the future attainment of specified performance goals, the restricted period for employees, consultants, or advisors must be at least one year. However, as noted above, an aggregate total of 25,000 shares of common stock may be issued in connection with restricted stock, restricted stock units, or other stock-based awards without compliance with these minimum vesting periods. All shares of restricted stock will be subject to such restrictions as the Committee may provide in an agreement with the participant, including provisions that may obligate the participant to forfeit the shares to us in the event of termination of employment or if specified performance goals or targets are not met. Subject to restrictions provided in the participant’s incentive agreement and the 2011 Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to such shares, including the right to receive dividends.

Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive from the Company one share of common stock on a specific future vesting or payment date. The vesting period must be a minimum of three years with the following exceptions: RSUs vesting based on the attainment of performance goals, RSUs granted to Outside Directors, and RSUs issued in payment of amounts earned under our annual incentive program. If vesting of the RSUs is subject to the future attainment of specified performance goals, the vesting period for employees, consultants, or advisors must be at least one year. All RSUs will be subject to such other restrictions as the Committee may provide in an agreement with the participant, including provisions which may obligate the participant to forfeit the units in the event of termination of employment or if specified performance goals or targets are not met. Subject to the restrictions provided in the agreement and the 2011 Plan, a participant receiving RSUs has no rights of a shareholder until shares of common stock are issued to the participant. Restricted stock units may be granted with dividend equivalent rights.

Stock Appreciation Rights. A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares of common stock determined by dividing the product of the number of shares as to which the stock appreciation right is exercised and the amount of the appreciation in each share by the fair market value of a share on the date of exercise of the right. The Committee will determine the base price used to measure share appreciation, whether the right may be paid in cash, and the number and term of stock appreciation rights, provided that the term of a SAR may not exceed ten years. The Committee may accelerate the exercisability of any SAR at any time. The 2011 Plan restricts decreases in the base price and certain exchanges of SARs on terms similar to the restrictions described above for options.

Other Stock-Based Awards. The 2011 Plan also permits the Committee to grant to participants awards of shares of common stock and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of, shares of common stock (other stock-based awards). The Committee has discretion to determine the times at which such awards are to be made, the size of such awards, the form of payment, and all other conditions of such awards, including any restrictions, deferral periods, or performance requirements. Other stock-based awards are subject to the same minimum vesting requirements and exceptions described above for restricted stock and restricted stock units.

Performance Goals for Section 162(m) Awards. Performance-based compensation does not count toward the $1 million limit on our Company’s federal income tax deduction for compensation paid to its most highly compensated executive officers. Grants of restricted stock, restricted stock units, or other stock-based awards that we intend to qualify as performance-based compensation under Section 162(m) must be made subject to the achievement of pre-established performance goals. The pre-established performance goals, as provided in the

2011 Plan, will be based upon any or a combination of the following criteria relating to our Company or one or more of our divisions or subsidiaries: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow. For any performance period, the performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or industry benchmarks, or relative to levels attained in prior years. Performance measurements may be adjusted as specified under the 2011 Plan to exclude the effects of non-recurring transactions or changes in accounting standards.

Our Committee has authority to use different targets from time to time within the realm of the 2011 Plan’s performance goals as listed above. The regulations under Section 162(m) require that the material terms of the performance goals be reapproved by our shareholders every five years. To qualify as performance-based compensation, grants of restricted stock, restricted stock units and other stock-based awards will be required to satisfy the other applicable requirements of Section 162(m).

Termination of Employment. In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement, or normal retirement, any Incentives may be exercised, shall vest, or shall expire at such times as may be determined by the Committee and as provided in the applicable incentive agreement.

Change of Control. Upon a change of control of our Company, as defined in the 2011 Plan or in an incentive agreement, or immediately prior to the closing of a transaction that will result in a change of control if consummated, all outstanding Incentives granted pursuant to the 2011 Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Incentives shall lapse, and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by the Company without the necessity of action by any person.

In addition, upon a change of control our Committee will have the authority to take a variety of actions regarding outstanding Incentives. Within certain time periods and under certain conditions, our Committee may:

•	require that all outstanding Incentives be exercised by a certain date;

•

require the surrender to our Company of some or all outstanding Incentives in exchange for a stock or cash payment for each Incentive equal in value to the per share change of control value, calculated as described in the 2011 Plan, over the exercise or base price;

•	make any equitable adjustment to outstanding Incentives as the Committee deems necessary to reflect our corporate changes; or

•

provide that an Incentive shall become an Incentive relating to the number and class of shares of stock or other securities or property (including cash) to which the participant would have been entitled in connection with the change of control transaction if the participant had been a shareholder.

Transferability of Incentives. No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) if permitted by the Committee, pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the relevant incentive agreement, to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members or beneficiaries are the participant or immediate family members.

Tax Withholding. We may withhold from any payments or stock issuances under the 2011 Plan, or collect as a condition of payment, any taxes required by law to be withheld. The participant may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently owned shares of common stock, or to have our Company withhold from the shares the participant would otherwise receive, shares, in either case having a value equal to the minimum amount required to be withheld. This election must be made prior to the date on which the amount of tax to be withheld is determined, and for participants who are not subject to Section 16 of the Exchange Act, is subject to the committee’s right of disapproval.

Purchase of Incentives. The Committee may approve the purchase by our Company of an unexercised or unvested Incentive from the holder by mutual agreement.

Federal Income Tax Consequences

The federal income tax consequences related to the issuance of the different types of Incentives that may be awarded under the 2011 Plan are summarized below. Participants who are granted Incentives under the 2011 Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

Stock Options. A participant who is granted a stock option normally will not realize any income, nor will our Company normally receive any deduction for federal income tax purposes, in the year the option is granted.

When a non-qualified stock option granted through the 2011 Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date and, subject to the limitations of Section 162(m) of the Code, we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code. The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the holding periods). An employee disposing of such shares before the expiration of the holding periods will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. Our Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares received upon exercise before the expiration of the holding periods.

If the exercise price of a non-qualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

Restricted Stock. Unless the participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and we will not be allowed a tax deduction, at the time the restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. If the participant files an election under Section 83(b) of the Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the stock as of that date, and our company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. If the stock is later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Restricted Stock Units. A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed with respect to the restricted stock units in an amount equal to the fair market value of the shares distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income of the participant, subject to any applicable limitations under Section 162(m) of the Code. The basis of the shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares.

Stock Appreciation Rights. Generally, a participant who is granted a stock appreciation right under the 2011 Plan will not recognize any taxable income at the time of the grant. The participant will recognize ordinary income upon exercise equal to the amount of cash or the fair market value of the stock received on the day it is received.

In general, there are no federal income tax deductions allowed to our company upon the grant of stock appreciation rights. Upon the exercise of the stock appreciation right, however, we will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under Section 162(m).

Other Stock-Based Awards. Generally, a participant who is granted an other stock-based award under the 2011 Plan will recognize ordinary income at the time the cash or shares of common stock associated with the award are received. If stock is received, the ordinary income will be equal to the excess of the fair market value of the stock received over any amount paid by the participant in exchange for the stock.

In the year that the participant recognizes ordinary taxable income in respect of such award, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under Section 162(m).

Section 409A. If any Incentive constitutes non-qualified deferred compensation under Section 409A of the Code, it will be necessary that the Incentive be structured to comply with Section 409A of the Code to avoid the imposition of additional tax, penalties, and interest on the participant.

Tax Consequences of a Change of Control. If, upon a change of control of our company, the exercisability, vesting or payout of an Incentive is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated Incentives over the purchase price of such shares, if any, may be characterized as “parachute payments” (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee. The base amount generally is the average of the annual compensation of the employee for the five years preceding such change in ownership or control. An “excess parachute payment,” with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount. If the amounts received by an employee upon a change of control are characterized as parachute payments, the employee will be subject to a 20% excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

The foregoing discussion summarizes the federal income tax consequences of Incentives that may be granted under the 2011 Plan based on current provisions of the Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences.

Equity Compensation Plan Information

The following table provides information about our shares of common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2010.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	100,800		$18.88	68,036
Equity compensation plans not approved by security holders	0			0

Total	100,800	(1)		68,036	(2)

(1)	If the exercise of these outstanding options and issuance of additional common shares had occurred as of December 31, 2010, these shares would represent .70% of our then total outstanding shares.
(2)	As of December 31, 2010, there were 63,357 shares remaining available for issuance under the 2002 Long-Term Incentive Plan, and 4,679 shares remaining available under the Long-Term Incentive Plan, all of which could be issued under the terms of the plans upon the exercise of stock options or stock appreciation rights, or in the form of restricted stock or other stock awards.

Vote Required

The affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy at the annual meeting will be required to approve the 2011 Plan.

The Board of Directors unanimously recommends a vote FOR the approval of our proposed 2011 Stock Incentive Plan.

By Order of the Board of Directors

DEBORAH KERN-KNOBLOCK

                     Secretary

Houma, Louisiana

March 15, 2011

Appendix A

GULF ISLAND FABRICATION, INC.

2011 STOCK INCENTIVE PLAN

1. Purpose. The purpose of the Gulf Island Fabrication, Inc. 2011 Stock Incentive Plan (the “Plan”) is to increase shareholder value and to advance the interests of Gulf Island Fabrication, Inc. (“Gulf Island”) and its subsidiaries (collectively with Gulf Island, the “Company”) by furnishing stock-based economic incentives (the “Incentives”) designed to attract, retain, reward and motivate key employees, officers and directors of the Company and consultants and advisors to the Company and to strengthen the mutuality of interests between service providers and Gulf Island’s shareholders. Incentives consist of opportunities to purchase or receive shares of Common Stock, no par value per share, of Gulf Island (the “Common Stock”) or cash valued in relation to Common Stock, on terms determined under the Plan. As used in the Plan, the term “subsidiary” means any corporation, limited liability company or other entity, of which Gulf Island owns (directly or indirectly) within the meaning of section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), 50% or more of the total combined voting power of all classes of stock, membership interests, or other equity interests issued thereby.

2. Administration.

2.1. Composition. The Plan shall generally be administered by the Compensation Committee (the “Committee”) of the Board of Directors of Gulf Island (the “Board”). The Committee shall consist of not fewer than two members of the Board, each of whom shall (a) qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934 (the “1934 Act”) or any successor rule and (b) qualify as an “outside director” under Section 162(m) of the Code (“Section 162(m)”).

2.2. Authority. The Committee shall have plenary authority to award Incentives under the Plan and to enter into agreements with or provide notices to participants as to the terms of the Incentives (the “Incentive Agreements”). The Committee shall have the general authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Committee decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided in Section 3 hereof.

3. Eligible Participants. Key employees, officers and directors of the Company and persons providing services as consultants or advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. With respect to participants not subject to Section 16 of the 1934 Act or Section 162(m) of the Code, the Committee may delegate to appropriate officers of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to set and modify the terms of such Incentives; provided, however, that the resolution so authorizing any such officer shall specify the total number of Incentives such officer may so award and such actions shall be treated for all purposes as if taken by the Committee, and provided further that the per share exercise price of any options granted by an officer, rather than by the Committee, shall be equal to the Fair Market Value (as defined in Section 12.11) of a share of Common Stock on the later of the date of grant or the date the participant’s employment with or service to the Company commences.

4. Types of Incentives. Incentives may be granted under the Plan to eligible participants in the forms of (a) incentive stock options; (b) non-qualified stock options; (c) restricted stock, (d) restricted stock units (“RSUs”); (e) stock appreciation rights (“SARs”) and (f) Other Stock-Based Awards (as defined in Section 10).

5. Shares Subject to the Plan.

5.1. Number of Shares. Subject to adjustment as provided in Section 12.5, the maximum number of shares of Common Stock that may be delivered to participants and their permitted transferees under the Plan shall be 500,000 shares.

5.2. Share Counting. To the extent any shares of Common Stock covered by a stock option or SAR are not delivered to a participant or permitted transferee because the Incentive is forfeited or canceled, or shares of Common Stock are not delivered because an Incentive is paid or settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under this Plan. In the event that shares of Common Stock are issued as an Incentive and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired Shares may again be issued under the Plan. With respect to SARs, if the SAR is payable in shares of Common Stock, all shares to which the SARs relate are counted against the Plan limits, rather than the net number of shares delivered upon exercise of the SAR.

5.3. Limitations on Awards. Subject to adjustment as provided in Section 12.5, the following additional limitations are imposed under the Plan:

(a) The maximum number of shares of Common Stock that may be issued upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 500,000 shares.

(b) The maximum number of shares of Common Stock that may be covered by Incentives granted under the Plan to any one individual during any one fiscal-year period shall be 200,000.

(c) Restricted stock, restricted stock units and Other Stock-Based Awards with respect to an aggregate of 25,000 shares of Common Stock may be granted to officers, employees, consultants, or advisors without compliance with the minimum vesting periods or exceptions provided in Sections 7.2, 8.2 and 10.2.

(d) Each director who is not an employee of the Company may be granted Incentives with respect to no more than 25,000 shares of Common Stock each fiscal year.

(e) The maximum value of an Other Stock-Based Award that is valued in dollars (whether or not paid in Common Stock) scheduled to be paid out to any one participant in any fiscal year shall be $2,000,000.

5.4. Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

6. Stock Options. A stock option is a right to purchase shares of Common Stock from Gulf Island. Stock options granted under the Plan may be incentive stock options (as such term is defined in Section 422 of the Code) or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1. Price. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 12.5; provided that in no event shall the exercise price be less than the Fair Market Value (as defined in Section 12.11) of a share of Common Stock on the date of grant, except in the case of a stock option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to Section 5 and subject to adjustment as provided in Section 12.5.

6.3. Duration and Time for Exercise. The term of each stock option shall be determined by the Committee, but shall not exceed a maximum term of ten years. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any stock option at any time, in addition to the automatic acceleration of stock options under Section 12.10.

6.4. Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share by which: (a) the Fair Market Value (as defined in Section 12.11) of the Common Stock subject to the option on the business day immediately preceding the date of purchase exceeds (b) the exercise price, or by payment of such other mutually agreed upon amount; provided, however, that no such repurchase shall be permitted if prohibited by Section 6.6.

6.5. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) in cash; (b) by check; (c) by delivery of or attestation of ownership of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) by delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares, issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the exercise price; or (e) if approved by the Committee, through a net exercise procedure whereby the optionee surrenders the option in exchange for that number of shares of Common Stock with an aggregate Fair Market Value equal to the difference between the aggregate exercise price of the options being surrendered and the aggregate Fair Market Value of the shares of Common Stock subject to the option, (f) in such other manner as may be authorized from time to time by the Committee.

6.6. Repricing. Except for adjustments pursuant to Section 12.5 or actions permitted to be taken by the Committee under Section 12.10(c) in the event of a Change of Control, unless approved by the shareholders of the Company, (a) the exercise or base price for any outstanding option or SAR granted under this Plan may not be decreased after the date of grant and (b) an outstanding option or SAR that has been granted under this Plan may not, as of any date that such option or SAR has a per share exercise price that is greater than the then current Fair Market Value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new option or SAR with a lower exercise price, shares of restricted stock, restricted stock units, an Other Stock-Based Award, a cash payment or Common Stock.

6.7. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(a) Any incentive stock option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options.

(b) All incentive stock options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

(c) No incentive stock options shall be granted to any non-employee or to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

(d) The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Gulf Island or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, the excess options shall be treated as non-qualified stock options for federal income tax purposes.

7. Restricted Stock.

7.1. Grant of Restricted Stock. The Committee may award shares of restricted stock to such eligible participants as the Committee determines pursuant to the terms of Section 3. An award of restricted stock shall be subject to such restrictions on transfer and forfeitability provisions and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

7.2. The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted and after which the shares of restricted stock shall be vested (the “Restricted Period”). The Restricted Period shall be a minimum of three years with incremental vesting of portions of the award over the three-year period permitted, with the following exceptions:

(a) If the vesting of the shares of restricted stock is based upon the attainment of performance goals as described in Section 11, a minimum Restricted Period of one year is allowed.

(b) No minimum Restricted Period applies to grants to non-employee directors, to grants issued in payment of cash amounts earned under the Company’s annual incentive plan, or to grants under Section 5.3(c) hereof.

(c) Each award of restricted stock may have a different Restricted Period. The expiration of the Restricted Period shall also occur: (1) as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12.10 in the event of a Change of Control of the Company.

7.3. Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Any certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Gulf Island Fabrication, Inc. (the “Company”) 2011 Stock Incentive Plan (the “Plan”), and an agreement entered into between the registered owner and Company thereunder. Copies of the Plan and the agreement are on file at the principal office of the Company.

Alternatively, in the discretion of the Company, ownership of the shares of restricted stock and the appropriate restrictions shall be reflected in the records of the Company’s transfer agent and no physical certificates shall be issued prior to vesting.

7.4. Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

7.5. Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and any certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 12.5 due to a recapitalization or other change in capitalization.

7.6. Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered or book or electronic entry evidencing ownership shall be provided, free of all such restrictions and legends, except any that may be imposed by law, to the participant or the participant’s estate, as the case may be.

7.7. Rights as a Shareholder. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote any shares of Common Stock.

8. Restricted Stock Units.

8.1. Grant of Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive from the Company on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of restricted stock units may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. To the extent an award of restricted stock units is intended to qualify as performance-based compensation under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 and meet the additional requirements imposed by Section 162(m).

8.2. Vesting Period. At the time an award of restricted stock units is made, the Committee shall establish a period of time during which the restricted stock units shall vest (the “Vesting Period”). The Vesting Period shall be a minimum of three years with incremental vesting over the three-year period permitted, with the following exceptions:

(a) If the vesting of the shares of restricted stock units is based upon the attainment of performance goals as described in Section 11, a minimum Vesting Period of one year is allowed.

(b) No minimum Restricted Period applies to grants of restricted stock units to non-employee directors, to grants issued in payment of cash amounts earned under the Company’s annual incentive plan, or to grants under Section 5.3(c) hereof.

Each award of restricted stock units may have a different Vesting Period. The acceleration of the expiration of the Vesting Period shall occur shall also occur: (1) as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12.10 in the event of a Change of Control of the Company.

8.3. Dividend Equivalent Accounts. Subject to the terms and conditions of this Plan and the applicable Incentive Agreement, as well as any procedures established by the Committee, the Committee may determine to pay dividend equivalent rights with respect to RSUs, in which case, unless determined by the Committee to be paid currently, the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the share of Common Stock underlying each RSU. The participant shall have rights to the amounts or other property credited to such account.

8.4. Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and subject to any other restrictions that may be imposed in the Incentive Agreement, each participant receiving restricted stock units shall have no rights as a shareholder with respect to such restricted stock units until such time as shares of Common Stock are issued to the participant.

8.5. Compliance with Section 409A of the Code. Restricted stock unit awards shall be designed and operated in such a manner that they are either exempt from the application or comply with the requirements of Section 409A of the Code.

9. Stock Appreciation Rights.

9.1. Grant of Stock Appreciation Rights. A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the number or amount of which is determined pursuant to the formula set forth in Section 9.5. Each SAR granted by the Committee under the Plan shall be subject to the terms and conditions provided herein.

9.2. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 12.5.

9.3. Duration and Time for Exercise. The term of each SAR shall be determined by the Committee, but shall not exceed a maximum term of ten years. Each SAR shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any SAR at any time in its discretion in addition to the automatic acceleration of SARs under Section 12.10.

9.4. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise. The date that the Company receives such written notice shall be referred to herein as the “Exercise Date.” The Company shall, within 30 days of an Exercise Date, deliver to the exercising holder certificates for the shares of Common Stock to which the holder is entitled pursuant to Section 9.5 or cash or both, as provided in the Incentive Agreement.

9.5. Payment. The number of shares of Common Stock which shall be issuable upon the exercise of a SAR payable in Common Stock shall be determined by dividing:

(a) the number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount of the appreciation in each such share (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of a share of Common Stock subject to the SAR on the trading day prior to the Exercise Date exceeds the “Base Price,” which is an amount, not less than the Fair Market Value of a share of Common Stock on the date of grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 12.5); by

(b) the Fair Market Value of a share of Common Stock on the Exercise Date.

No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to purchase the portion necessary to make a whole share at its Fair Market Value on the Exercise Date.

If so provided in the Incentive Agreement, a SAR may be exercised for cash equal to the Fair Market Value of the shares of Common Stock that would be issuable under this Section 9.5, if the exercise had been for Common Stock.

10. Other Stock-Based Awards.

10.1. Grant of Other Stock-Based Awards. Subject to the limitations described in Section 10.2 hereof, the Committee may grant to eligible participants “Other Stock-Based Awards,” which shall consist of awards (other than options, restricted stock, restricted stock units or SARs described in Sections 6 through 9 hereof) paid out in shares of Common Stock or the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards may be awards of shares of Common Stock, awards of phantom stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of, or appreciation in the value of, Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of this Plan. The Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a shareholder , if any, the recipient shall have with respect to Common Stock associated with any such award) and may provide that such award is payable in whole or in part in cash. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan. To the extent that an Other Stock-Based Award is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

10.2. Limitations. Except as permitted in Section 5.3(c) and except for grants to non-employee directors and grants of shares issued in payment of cash amounts earned under the Company’s annual incentive plan, Other Stock-Based Awards granted under this Section 10 shall be subject to a vesting period of at least three years, with incremental vesting of portions of the award over the three-year period permitted; provided, however, that if the vesting of the award is based upon the attainment of performance goals, a minimum vesting period of one year is allowed, with incremental vesting of portions of the award over the one-year period permitted.

10.3. Compliance with Section 409A of the Code. Other Stock-Based Awards shall be designed and operated in such a manner that they are either exempt from the application or comply with the requirements of Section 409A of the Code.

11. Performance Goals for Section 162(m) Awards. To the extent that shares of restricted stock, restricted stock units or Other Stock-Based Awards granted under the Plan are intended to qualify as “performance-based compensation” under Section 162(m), the vesting, grant, or payment of such awards shall be conditioned on the achievement of one or more performance goals and must satisfy the other requirements of Section 162(m). The performance goals pursuant to which such awards shall vest, be granted, or be paid out shall be any or a combination of the following performance measures applied to the Company, Gulf Island, a division, or a subsidiary: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow. For any performance period, such performance objectives may be measured on an absolute basis, relative to a group of peer companies selected by the Committee, relative to internal goals, or relative to levels attained in prior years. The performance goals may be subject to such adjustments as are specified in advance by the Committee in accordance with Section 162(m).

12. General.

12.1. Duration. No Incentives may be granted under the Plan after April 28, 2021; provided, however, that subject to Section 12.9, the Plan shall remain in effect after such date with respect to Incentives granted prior to that date, until all such Incentives have either been satisfied by the issuance of shares of Common Stock or otherwise been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

12.2. Transferability. No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of the participant and/or Immediate Family Members. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

12.3. Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee and provided in the Incentive Agreement.

12.4. Additional Conditions. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

12.5. Adjustment. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and any and all other limitations provided in the Plan limiting the number of shares of Common Stock that may be issued hereunder, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the price of any option, the Base Price of any SAR and the performance objectives of any Incentive shall also be adjusted to provide participants with the same relative rights before and after such adjustment. No substitution or adjustment shall require the Company to issue a fractional share under the Plan and the substitution or adjustment shall be limited by deleting any fractional share.

12.6. Withholding.

(a) The Company shall have the right to withhold from any payments made or stock issued under the Plan or to collect as a condition of payment, issuance or vesting, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Incentive, the participant may, subject to Section 12.6(b) below, satisfy this obligation in whole or in part by electing (the “Election”) to deliver currently owned shares of Common Stock or to have the Company withhold shares of Common Stock, in each case having a value equal to the minimum statutory amount required to be withheld under federal, state and local law. The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b) Each Election must be made prior to the Tax Date. For participants who are not subject to Section 16 of the 1934 Act, the Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Code with respect to shares of restricted stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made.

12.7. No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

12.8. Deferral Permitted. Payment of an Incentive may be deferred at the option of the participant if permitted in the Incentive Agreement. Any deferral arrangements shall comply with Section 409A of the Code.

12.9. Amendments to or Termination of the Plan. The Board may amend or discontinue this Plan at any time; provided, however, that no such amendment may:

(a) materially revise the Plan without the approval of the shareholders. A material revision of the Plan includes (i) except for adjustments permitted herein, a material increase to the maximum number of shares of Common Stock that may be issued through the Plan, (ii) a material increase to the benefits accruing to participants under the Plan, (iii) a material expansion of the classes of persons eligible to participate in the Plan, (iv) an expansion of the types of awards available for grant under the Plan, (v) a material extension of the term of the Plan and (vi) a material change that reduces the price at which shares of Common Stock may be offered through the Plan;

(b) amend Section 6.6 to permit repricing of options or SARs without the approval of shareholders; or

(c) materially impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains all of its rights under Section 12.10.

12.10. Change of Control.

(a) Unless otherwise defined in an Incentive Agreement, “Change of Control” shall mean:

(i) the acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 30% or more of the outstanding shares of Common Stock, or 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

(1) any acquisition (other than a Business Combination which constitutes a Change of Control under Section 12.10(a)(iii) hereof) of Common Stock directly from the Company,

(2) any acquisition of Common Stock by the Company,

(3) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company,

(4) any acquisition by Alden J. Laborde, his Immediate Family Members or any entity controlled by Alden J. Laborde or his Immediate Family Members; or

(5) any acquisition of Common Stock by any entity pursuant to a Business Combination that does not constitute a Change of Control under Section 12.10(a)(iii) hereof; or

(ii) individuals who, as of the date this Plan was adopted by the Board of Directors (the “Approval Date”), constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

(iii) consummation of a reorganization, share exchange, merger, or consolidation (including any such transaction involving any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”); provided, however, that in no such case shall any such transaction constitute a Change of Control if immediately following such Business Combination,

(1) all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Common Stock and the Company’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of Common Stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (1) and paragraphs (2) and (3), shall include a corporation which as a result of such transaction owns the Company or all or substantially all of its assets either directly or through one or more subsidiaries), and

(2) except to the extent that such ownership existed prior to the Business Combination, no Person (excluding any corporation resulting from such Business Combination and any employee benefit plan or related trust of the Company, the corporation resulting from such Business Combination, or any subsidiary of either corporation) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 25% or more of the combined voting power of the then outstanding voting securities of such corporation, and

(3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

(b) Upon a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control upon being consummated, all outstanding Incentives granted pursuant to the Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by Gulf Island without the necessity of action by any person.

(c) No later than 30 days after the approval by the Board of a Change of Control of the types described in subsections (iii) or (iv) of Section 12.10(a) and no later than 30 days after a Change of Control of the type described in subsections (i) and (ii) of Section 12.10(a), the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any participant, may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

(i) require that all outstanding options and stock appreciation rights be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options shall terminate;

(ii) make such equitable adjustments to Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary);

(iii) provide for mandatory conversion of some or all of the outstanding options and stock appreciation rights held by some or all participants as of a date, before or after such Change of Control, specified by the Committee, in which event such options and stock appreciation rights shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such option and stock appreciation right, as defined and calculated below, over the exercise price(s) of such options and stock appreciation rights or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess; or

(iv) provide that thereafter upon any exercise of an option or stock appreciation right the participant shall be entitled to purchase under such option or stock appreciation right, in lieu of the number of shares of Common Stock then covered by such option or stock appreciation right, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the reorganization, merger, consolidation or asset sale, if, immediately prior to such Change of Control, the participant had been the holder of record of the number of shares of Common Stock then covered by such options and stock appreciation rights.

(d) For the purpose of paragraph (iii) of Section 12.10(c), the “Change of Control Value” shall equal the amount determined by whichever of the following items is applicable:

(i) the per share price to be paid to shareholders of Gulf Island in any such merger, consolidation or other reorganization;

(ii) the price per share offered to shareholders of Gulf Island in any tender offer or exchange offer whereby a Change of Control takes place;

(iii) in all other events, the Fair Market Value per share of Common Stock into which such options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such options; or

(iv) in the event that the consideration offered to shareholders of Gulf Island in any transaction described in this Section 12.10 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

12.11. Definition of Fair Market Value. Whenever “Fair Market Value” of Common Stock shall be determined for purposes of this Plan, except as provided below in connection with a cashless exercise through a broker, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the date as of which fair market value is to be determined, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock, (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the date as of which fair market value is to be determined, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the date as of which fair market value is to be determined, as established by the Committee in good faith. In the context of a cashless exercise through a broker, the “Fair Market Value” shall be the price at which the Common Stock subject to the stock option is actually sold in the market to pay the option exercise price.

0

This Proxy is Solicited on Behalf of the Board of Directors of

GULF ISLAND FABRICATION, INC.

The undersigned hereby constitutes and appoints Kerry J. Chauvin and Robin A. Seibert, or either of them, proxy for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, all of the shares of Common Stock of Gulf Island Fabrication, Inc. (the “Company”) that the undersigned is entitled to vote held of record by the undersigned on March 7, 2011, at the annual meeting of shareholders of the Company to be held on April 28, 2011 (the “Annual Meeting”), and at all adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made on a matter listed on the back of this card, this proxy will be voted as the Board of Directors recommends. The individuals designated above will vote in their discretion on any other matter that may properly come before the meeting.

(Please See Reverse Side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

GULF ISLAND FABRICATION, INC.

April 28, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Notice of Meeting, proxy statement and proxy card

are available at www.gulfisland.com/eproxy

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20330403030000000000 9 042811

RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW, FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, IN FAVOR OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS EVERY THREE YEARS, FOR THE RATIFICATION OF THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM AND FOR THE APPROVAL OF THE COMPANY’S 2011 STOCK INCENTIVE PLAN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X

1. Election of the nominees for directors.

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

Gregory J. Cotter

John P. (Jack) Laborde

Christopher M. Harding

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

2. To approve, on an advisory basis, the compensation of the Company’s named executive officers;

FOR AGAINST ABSTAIN

3. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers;

1 year 2 years 3 years ABSTAIN

4. To ratify the appointment of the Company’s independent registered public accounting firm;

FOR AGAINST ABSTAIN

5. To approve the Company’s 2011 Stock Incentive Plan; and

FOR AGAINST ABSTAIN

6. To transact such other business as may properly come before the meeting and any adjournments thereof.

Please mark, sign, date and return this proxy promptly using the enclosed envelope.

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.